Exhibit 10.1

CONTINGENT ADDENDUM TO LEASE AGREEMENT

THIS IS PREPARED WITH THE CONTINGENCY OF THE RENTAL OF THE FOLLOWING MENTIONED PROPERTY. ADDENDUM TO LEASE DATED MARCH 1, 2009 (LEASE AGREEMENT ) WITH A MOVE IN DATE OF APRIL 1, 2012 BETWEEN HENRY AMALGAMATED LLC, (LESSOR) AND ANGIE’S LIST, INC., (LESSEE).

WHEREAS, Lessor and Lessee entered into the lease agreement dated March 1, 2009 for office space.

NOW THEREFORE, it is agreed that the Lease Agreement is hereby modified and amended in the following respects to be effective April 1, 2012 with a move in date of April 1, 2012. WIT:

1.	Paragraph (1) (Description of Premises) Lessor hereby leases additional space known as the following to the lessee: 934 E Washington Street Suite B, Indianapolis, IN 46202

2.	Paragraph (4) (Rent) The amount for the additional office space with square footage of 4,600 will be $5,418.40 a month.

Except as specifically mentioned herein, all other terms and conditions of the original Lease Agreement shall remain the same and unchanged

Henry Amalgamated LLC
Lessor

/s/ Karl Northern	Date:	4/10/2012

Angie’s List, Inc
Lessee

/s/ Robert R. Millard	Date:	4/10/2012